GREENWICH STREET SERIES FUND
on behalf of the
Equity Income Portfolio (the "Portfolio")


Supplement dated November 6, 1998 to Prospectus dated April 30, 1998


The following revises and supersedes, as applicable, the discussion under "Portfolio Management":

	Effective November 6, 1998, Robert Brady and Kirsten Werner are responsible for the day to day operations of the Portfolio, including making all investment decisions. Mr. Brady is a Managing Director of Salomon Smith Barney and a Portfolio Manager of SSBC Asset Management. Ms. Werner is a Vice President of Salomon Smith Barney and a Portfolio Manager of SSBC Asset Management.










FD 01570



U:\legal\funds\#ssf\1998\secdocs\stkeqinc